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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                         reported): December 29, 2006

                       Alternative Loan Trust 2006-OA21
                       --------------------------------
                      (Exact name of the issuing entity)
          Commission File Number of the issuing entity: 333-131630-74

                                  CWALT, INC.
           (Exact name of the depositor as specified in its charter)
              Commission File Number of the depositor: 333-131630

                          Countrywide Home Loans Inc.
                          ---------------------------
            (Exact name of the sponsor as specified in its charter)


                       Delaware                    87-0698310
                       --------                    ----------
             (State or Other Jurisdiction         (I.R.S. Employer
                  of Incorporation)             Identification No.)


                               4500 Park Granada
     Calabasas, California                                    91302
     ---------------------                                   -------
    (Address of Principal Executive                         (Zip Code)
                          Offices of the Depositor)

           The depositor's telephone number, including area code (818) 225-3000
                                                                 --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 8   -  Other Events

Item 8.01      Other Events.
               ------------



      On December 29, 2006, CWALT, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of December 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as a seller ("CHL"), Park Granada LLC, as a seller ("Park Granada"), Park Monaco, Inc., as a seller ("Park Monaco"), Park Sienna LLC, as a seller ("Park Sienna" and, together with CHL, Park Granada and Park Monaco, the "Sellers"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer") and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Alternative Loan Trust 2006-OA21, Mortgage Pass-Through Certificates, Series 2006-OA21.



Mortgage Loan Statistics
------------------------

      The Prepayment Charge Schedule that was contained in the Prospectus Supplement, dated December 29, 2006, contained information relating to the Initial Mortgage Loans. The Annex attached hereto as Exhibit 99.1 contain the Prepayment Charge Schedule relating to the Mortgage Loans that were actually purchased on the Closing Date by the Company and assigned to the Trustee, including the Supplemental Mortagage Loans.




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* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated November 14, 2006 and the Prospectus Supplement dated December 29, 2006 of CWALT, Inc., relating to its Alternative Loan Trust 2006-OA21, Mortgage Pass-Through Certificates, Series 2006-OA21.


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Section 9      Financial Statements and Exhibits
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Item 9.01      Financial Statements and Exhibits.
               ---------------------------------

      (a)      Financial statements of business acquired.
               -----------------------------------------

               Not applicable.

      (b)      Pro forma financial information.
               -------------------------------

               Not applicable.

      (c)      Exhibits.
               --------

      99.1     Annex A.




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                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  CWALT, INC.



                                                  By: /s/Darren Bigby
                                                     ----------------------
                                                        Name: Darren Bigby
                                                        Title: Vice President



Dated:  January 12, 2007


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                                 Exhibit Index

Exhibit                                                                    Page
-------                                                                    ----

99.1  Annex A                                                                 6



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